                                                                    EXHIBIT 10.1

SILICON VALLEY BANK

                           AMENDMENT TO LOAN AGREEMENT

BORROWER:      ONYX SOFTWARE CORPORATION

DATE:          MARCH 28, 2006

      THIS AMENDMENT TO LOAN DOCUMENTS (the "Amendment") is entered into between Silicon Valley Bank ("Silicon") and the borrower named above ("Borrower").

      The Parties agree to amend the Loan and Security Agreement between them, dated February 14, 2002 (as otherwise amended, if at all, the "Loan Agreement"), as follows, effective as of the date hereof. (Capitalized terms used but not defined in this Amendment shall have the meanings set forth in the Loan Agreement.)

      1. MODIFIED ACQUISITION PROVISION. The following is hereby added at the end of Section 5.5 of the Loan Agreement and shall read as follows:

         Notwithstanding anything to the contrary in this Section 5.5, Borrower will be permitted to merge or consolidate with another corporation or entity without the prior written consent of Silicon if such acquisition satisfies each of the following requirements: (a) the acquired entity is in the same or similar line of business as Borrower, (b) the acquisition is a non-hostile acquisition (as determined by Silicon in its good faith business judgment), (c) no Default or Event of Default exists both before such acquisition and after giving effect to such acquisition, (d) the acquired entity must show a positive trailing six month EBITDA (earnings before interest, taxes, depreciation and other non-cash amortization expenses, determined in accordance with generally accepted accounting principles, consistently applied), (e) the total cash consideration paid by Borrower in each such acquisition cannot exceed $5,000,000 and (f) the Borrower must be the surviving corporation of such merger or consolidation.

      2. MODIFIED PREPAYMENT PROVISION. Section 6.2 of the Loan Agreement is hereby amended to read as follows:

         6.2 EARLY TERMINATION. This Agreement may be terminated prior to the Maturity Date as follows: (i) by Borrower, effective three Business Days after written notice of termination is given to Silicon; or (ii) by Silicon at any time after the occurrence of an Event of Default, without notice, effective immediately. If this Agreement is terminated by Borrower or by

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         SILICON VALLEY BANK                         AMENDMENT TO LOAN AGREEMENT

         Silicon under this Section 6.2, Borrower shall pay to Silicon a termination fee in an amount equal to the following: (a) 1.5% of the Maximum Credit Limit if terminated before June 30, 2006; (b) 1.3125% of the Maximum Credit Limit if terminated after June 30, 2006 but before September 30, 2006; (c) 1.125% of the Maximum Credit Limit if terminated after September 30, 2006 but before December 31, 2006; (d) 0.9375% of the Maximum Credit Limit if terminated after December 31, 2006 but before March 31, 2007; (e) 0.75% of the Maximum Credit Limit if terminated after March 31, 2007 but before June 30, 2007; (f) 0.5625% of the Maximum Credit Limit if terminated after June 30, 2007 but before September 30, 2007; (g) 0.375% of the Maximum Credit Limit if terminated after September 30, 2007 but before December 31, 2007; and (h) 0.1875% of the Maximum Credit Limit if terminated after December 31, 2007 but before the Maturity Date. Notwithstanding the foregoing, no termination fee shall be charged if the credit facility hereunder is replaced with a new facility from another division of Silicon Valley Bank. The termination fee shall be due and payable on the effective date of termination and thereafter shall bear interest at a rate equal to the highest rate applicable to any of the Obligations.

      3. MODIFIED AUDIT PROVISION. The following sentence is hereby added after the first sentence of Section 5.4 of the Loan Agreement and shall read as follows:

         The parties contemplate that such audits will be performed no more frequently than annually, but nothing herein restricts Silicon's right to conduct such audits more frequently if (i) Silicon believes that it is advisable to do so in Silicon's good faith business judgment, or
         (ii) Silicon believes in good faith that a Default or Event of Default has occurred.

Moreover, the charges for such inspections and audits shall be $750 per person per day (or such higher amount as shall represent Silicon's then current standard charge for the same), plus reasonable out of pocket expenses.

      4. ADDING DEFINITION OF FOREIGN RECEIVABLES. Subclause (viii) of the Minimum Eligibility Requirements set forth in the definition of "Eligible Receivables" set forth in Section 8 of the Loan Agreement is hereby amended to read as follows:

         (viii) the Receivable must not be owing from an Account Debtor located outside the United States or Canada (each a "Foreign Receivable") (unless pre-approved by Silicon in its discretion in writing, or backed by a letter of credit satisfactory to Silicon, or FCIA insured satisfactory to Silicon; provided, however, such pre-approval is not required provided the Foreign Receivable is an otherwise Eligible Receivable and is within the Foreign Receivables Sublimit),

      5. MODIFIED CREDIT LIMIT. Section 1 of the Schedule to Loan and Security Agreement, entitled "Credit Limit," is hereby amended to read as follows:

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         SILICON VALLEY BANK                         AMENDMENT TO LOAN AGREEMENT

         1. CREDIT LIMIT
            (Section 1.1):    An amount equal to the sum of 1 and 2 below:

                              1. Term Loan. An amount equal to the unpaid principal balance from time to time outstanding of the Loan ("Term Loan") previously made by Silicon, the current principal balance of which is $180,555.53. The Term Loan shall be used to refinance the Borrower's Cisco Voice Over IP Network. Any portion of the Term Loan, once repaid, cannot be reborrowed.

                              As used in this Agreement, the word "Loans" includes the Term Loan and the Revolving Loans.

                              2. Revolving Loans. An amount not to exceed the following:

                                 (A) The lesser of:

                                     (i)   $8,000,000 at any one time
                                           outstanding (the "Maximum Credit
                                           Limit"), or

                                     (ii)  (a) or (b) below, whichever is
                                           applicable:

                                           (a)   the sum of (I) and (II) below
                                                 (the "Borrowing Base"):

                                           (I)   80% (an "Advance Rate") of the
                                                 amount of Borrower's Eligible
                                                 Receivables (as defined in
                                                 Section 8 above), plus

                                           (II)  80% of Borrower's Foreign
                                                 Receivables (that are otherwise
                                                 Eligible Receivables except for
                                                 the Account Debtor being
                                                 located outside the United
                                                 States or

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         SILICON VALLEY BANK                         AMENDMENT TO LOAN AGREEMENT

                                                 Canada and which have not been
                                                 pre-approved by Silicon in
                                                 writing, are not backed by a
                                                 letter of credit satisfactory
                                                 to Silicon or are not FCIA
                                                 insured satisfactory to
                                                 Silicon) that are billed and
                                                 collected within the United
                                                 States, up to a maximum of
                                                 $2,500,000.

                                           OR

                                           (b)   Loans in the aggregate
                                                 principal amount outstanding of
                                                 not more than $8,000,000 (the
                                                 "Non-Formula Loan").

                                 Loans will be made pursuant to subclause 2(A)
                                 (ii)(b) above only if, and as long as, Borrower maintains, at all times, unrestricted cash in accounts maintained at Silicon of at least $12,500,000 (the "Minimum Cash On Hand Requirement"). At all other times, Loans will be made pursuant to subclause 2(A)(ii)(a) above.

                                 Notwithstanding the foregoing, Silicon may, in its sole discretion, make Loans to Borrower from time to time which exceed the limitations on borrowing against Eligible Receivables as set forth in subparagraph 2(A)(ii)(a) above (the "Overadvance Loans") which shall be secured by securities and investments of Borrower maintained with SVB Securities. The aggregate outstanding Overadvance Loans shall not at anytime exceed $500,000. Moreover, the aggregate outstanding Loans, including any Overadvance Loans, shall not at any time

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         SILICON VALLEY BANK                         AMENDMENT TO LOAN AGREEMENT

                                 exceed the Maximum Credit Limit. This paragraph shall not apply at all times that Borrower satisfies the Minimum Cash On Hand Requirement.

                              minus

                              (B) the amount of all outstanding Letters of Credit (including drawn but unreimbursed Letters of Credit), and minus the FX Reserve, and minus all amounts for Cash Management Services utilized under the Cash Management Services Sublimit.

                              Silicon may, from time to time, modify the Advance Rates, in its good faith business judgment, upon notice to the Borrower, based on changes in collection experience with respect to Receivables or other issues or factors relating to the Receivables or other Collateral.

         LETTER OF CREDIT
         SUBLIMIT
         (Section 1.6):       An amount equal to (A) the lesser of the Maximum
                              Credit Limit or the Borrowing Base or the Non-
                              Formula Loan (whichever is applicable), minus (B) the FX Reserve, and minus (C) all amounts for Cash
                              Management Services utilized under the Cash
                              Management Services Sublimit, and minus (D) all outstanding Loans; provided that the total of all outstanding Letters of Credit (including drawn but unreimbursed Letters of Credit), and the FX
                              Reserve, and all amounts for Cash Management
                              Services utilized under the Cash Management
                              Services Sublimit may not exceed $8,000,000.

         CASH MANAGEMENT
         SUBLIMIT:            An amount equal to (A) the lesser of the Maximum
                              Credit Limit or the Borrowing Base or the Non-
                              Formula Loan (whichever is applicable), minus (B) the amount of all outstanding Letters of Credit
                              (including drawn but unreimbursed Letters of Credit), and minus (C) the FX Reserve, and minus
                              (D) all outstanding Loans; provided that the total of all outstanding Letters of Credit (including drawn but unreimbursed Letters of Credit), and the FX Reserve, and all amounts for Cash

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         SILICON VALLEY BANK                         AMENDMENT TO LOAN AGREEMENT

                              Management Services utilized under the Cash
                              Management Services Sublimit may not exceed
                              $8,000,000.

         CASH MANAGEMENT
         SERVICES:            Borrower may use up to the Cash Management
                              Sublimit above, for Silicon's Cash Management
                              Services (as defined below), including, merchant services, business credit card, ACH and other services identified in the cash management services agreement related to such service (the
                              "Cash Management Services"). Silicon may charge to
                              Borrower's Loan account, any amounts that may become due or owing to Silicon in connection with the Cash Management Services. Borrower agrees to execute and deliver to Silicon all standard form applications and agreements of Silicon in connection with the Cash Management Services, and, without limiting any of the terms of such applications and agreements, Borrower will pay all standard fees and charges of Silicon in connection with the Cash Management Services. The Cash
                              Management Services shall terminate on the Maturity Date.

         FOREIGN EXCHANGE
         CONTRACT SUBLIMIT:   An amount equal to (A) the lesser of the Maximum
                              Credit Limit or the Borrowing Base or the Non-
                              Formula Loan (whichever is applicable), minus (B) the amount of all outstanding Letters of Credit
                              (including drawn but unreimbursed Letters of Credit), and minus (C) all amounts for Cash
                              Management Services utilized under the Cash
                              Management Services Sublimit, and minus (D) all outstanding Loans; provided that the total of all outstanding Letters of Credit (including drawn but unreimbursed Letters of Credit), and the FX
                              Reserve, and all amounts for Cash Management
                              Services utilized under the Cash Management
                              Services Sublimit may not exceed $8,000,000.

         FX RESERVE:          Borrower may enter into foreign exchange forward
                              contracts with Silicon, on its standard forms, under which Borrower commits to purchase from or sell to Silicon a set amount of foreign currency more than one business day after the contract date
                              (the "FX Forward Contracts"); provided that (1) at the time the FX Forward Contract is entered into Borrower has Loans available to it under this Agreement in an amount at

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         SILICON VALLEY BANK                         AMENDMENT TO LOAN AGREEMENT

                              least equal to 10% of the amount of the FX Forward Contract; and (2) the total FX Forward Contracts at any one time outstanding may not exceed 10 times the amount of the FX Sublimit set forth above. The "FX Reserve" shall be a reserve (which shall be in addition to all other reserves) in an amount equal to 10% of the total FX Forward Contracts from time to time outstanding. Silicon may, in its discretion, terminate the FX Forward Contracts at any time that an Event of Default occurs and is continuing. Borrower shall execute all standard form applications and agreements of Silicon in connection with the FX Forward Contracts, and without limiting any of the terms of such applications and agreements, Borrower shall pay all standard fees and charges of Silicon in connection with the FX Forward Contracts.

      6. MODIFIED INTEREST RATE. The Interest Rate set forth in Section 2 of the Schedule to Loan and Security Agreement is hereby amended to read as follows:

         INTEREST RATE (Section 1.2):

                                 With respect to the Revolving Loans:

                                 A rate equal to the "Prime Rate" in effect from time to time, plus 0.0% per annum.

                                 With respect to the Term Loan:

                                 A rate equal to the "Prime Rate" in effect from time to time, plus 0.25% per annum.

                                 With respect to all Loans:

                                 Interest shall be calculated on the basis of a 360-day year for the actual number of days elapsed. "Prime Rate" means the rate announced from time to time by Silicon as its "prime rate;" it is a base rate upon which other rates charged by Silicon are based, and it is not necessarily the best rate available at Silicon. The interest rate applicable to the Obligations shall change on each date there is a change in the Prime Rate.

      7. MODIFIED COLLATERAL MONITORING FEE. The Collateral Monitoring Fee set forth in Section 3 of the Schedule to Loan and Security Agreement is hereby amended to read as follows:

         Collateral Monitoring

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         SILICON VALLEY BANK                         AMENDMENT TO LOAN AGREEMENT

         Fee:                    [Omitted]

      8. MODIFIED UNUSED LINE FEE. The Unused Line Fee set forth in Section 3 of the Schedule to the Loan Agreement is hereby amended to read as follows:

         Unused Line Fee:        In the event, in any calendar month (or portion
                                 thereof at the beginning and end of the term hereof), the average daily principal balance of the Loans and the aggregate amount of the Letters of Credit outstanding during the month is less than the amount of the Maximum Credit
                                 Limit, Borrower shall pay Silicon an unused line fee in an amount equal to 0.25% per annum on the difference between the amount of the Maximum Credit Limit and the average daily principal balance of the Loans and the aggregate amount of the Letters of Credit outstanding during the calendar month, which unused line fee shall be computed and paid monthly, in arrears, on the first day of the following month.

      9. MODIFIED MATURITY DATE. The Maturity Date set forth in Section 4 of the Schedule to Loan and Security Agreement is hereby amended to read as follows:

         4. MATURITY DATE
            (Section 6.1):       MARCH 28, 2008.

                                 Notwithstanding the foregoing, with respect to the Term Loan: The outstanding principal balance of the Term Loan shall continue to be repaid by Borrower to Silicon in thirty-six
                                 (36) equal monthly payments of principal, having commenced on May 1, 2004 and continuing on the first day of each subsequent month until the earlier of the following dates: (i) April 1, 2007, or (ii) the date the Term Loan has been indefeasibly paid in full, or (iii) the date the Revolving Loans are terminated, or
                                 (iv) the date this Agreement terminates by its terms or is terminated by either party in accordance with its terms. On the earlier to occur of the foregoing dates, the entire unpaid principal balance of the Term Loan, plus all accrued and unpaid interest thereon, shall be due and payable. Interest on the Term Loan shall be payable monthly as provided in Section
                                 1.2 of this Agreement.

      10. MODIFIED MINIMUM TANGIBLE NET WORTH FINANCIAL COVENANT. The Minimum Tangible Net Worth Financial Covenant set forth in Section 5 of the Schedule to Loan and

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         SILICON VALLEY BANK                         AMENDMENT TO LOAN AGREEMENT

Security Agreement, entitled "5. FINANCIAL COVENANTS (Section 5.1)," is hereby amended to read as follows:

          MINIMUM TANGIBLE
          NET WORTH:             Borrower shall, on a consolidated basis,
                                 maintain a Tangible Net Worth of not less than the following:

                                 For the month ending March 31, 2006 and each month ending thereafter: $5,000,000 plus an amount equal to (i) 50% of all consideration received after March 1, 2006 for equity securities and subordinated debt of the Borrower, plus (ii) 50% of the Borrower's net income in each fiscal quarter ending after March 1, 2006.

                                 Increases in the Minimum Tangible Net Worth
                                 Covenant based on consideration received for equity securities and subordinated debt of the Borrower shall be effective as of the end of the month in which such consideration is received, and shall continue effective thereafter. Increases in the Minimum Tangible Net Worth Covenant based on net income shall be effective on the last day of the fiscal quarter in which said net income is realized, and shall continue effective thereafter. In no event shall the Minimum Tangible Net Worth Covenant be decreased.

      11. MODIFIED DEFINITION OF ADJUSTED QUICK RATIO. The definition of Adjusted Quick Ratio in Section 5 of the Schedule to Loan and Security Agreement is hereby amended to read as follows:

          "Adjusted Quick Ratio" shall mean, as of any applicable date, the ratio of (i) consolidated cash, cash equivalents and Receivables of Borrower determined in accordance with generally accepted accounting principles, consistently applied, to (ii) Borrower's current liabilities plus the face amount of all outstanding Letters of Credit reserved against the Loans less Borrower's deferred revenues.

      12. MODIFIED REPORTING REQUIREMENTS.

          (a) As long as Borrower continually satisfies the Minimum Cash On Hand Requirement (as defined above), Borrower shall be required, in addition to the General Reporting Requirements described below, to submit monthly unaudited financial statements and a Compliance Certificate as provided for in the Loan Agreement.

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         SILICON VALLEY BANK                         AMENDMENT TO LOAN AGREEMENT

          (b) If Borrower fails to comply with the Minimum Cash On Hand Requirement, Borrower shall be required, in addition to the General Reporting Requirement below, to submit monthly transaction reports, accounts receivable agings, accounts payable agings, unaudited financial statements and a Compliance Certificate as provided for in the Loan Agreement.

          (c) General Reporting Requirements. Borrower shall be required to submit to Silicon annual operating budgets and projections, quarterly and annual audited financial statements and such other reports and information as Silicon may require from time to time as provided for in the Loan Agreement.

      13. STREAMLINE FACILITY AGREEMENT. Borrower and Silicon acknowledge that that certain Streamline Facility Agreement between them dated March 30, 2005 is no longer in effect.

      14. EXIM LOAN AGREEMENT. Reference is made to that certain Loan and Security Agreement (Exim Program) dated May 5, 2003 between Borrower and Silicon (the "Exim Loan Agreement"). Borrower and Silicon agree that no more loans will be available under the Exim Loan Agreement. Moreover, once all Obligations under the Exim Loan Agreement have been satisfied, the Exim Loan Agreement shall no longer be in effect in accordance with the terms thereof.

      15. FEE. In consideration for Silicon entering into this Amendment, Borrower shall pay Silicon a fee in the following amounts:

          (a) $40,000 (the "Year 1 Fee"), which is fully earned on a monthly basis going forward and which shall be non-refundable and in addition to all interest and other fees payable to Silicon under the Loan Documents. The Year 1 Fee shall accrue at the rate of $3,333.33 per month for each month (or partial month) ending after the date hereof and shall be payable at the end of each quarter. Silicon is authorized to charge said Year 1 Fee, as provided for above, to Borrower's loan account.

          (b) $20,000 (the "Year 2 Fee"), which will be fully earned on a monthly basis going forward, commencing with the first anniversary date of this Amendment and which shall be non-refundable and in addition to all interest and other fees payable to Silicon under the Loan Documents. The Year 2 Fee shall accrue at the rate of $1,666.67 per month for each month (or partial month) ending after the first anniversary date of this Amendment and shall be payable at the end of each quarter. Silicon is authorized to charge said Year 2 Fee, as provided for above, to Borrower's loan account.

      16. REPRESENTATIONS TRUE. Borrower represents and warrants to Silicon that all representations and warranties set forth in the Loan Agreement, as amended hereby, are true and correct.

      17. GENERAL PROVISIONS. This Amendment, the Loan Agreement, any prior written amendments to the Loan Agreement signed by Silicon and Borrower, and the other written documents and agreements between Silicon and Borrower set forth in full all of the representations and agreements of the parties with respect to the subject matter hereof and supersede all prior discussions, representations, agreements and understandings between the

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         SILICON VALLEY BANK                         AMENDMENT TO LOAN AGREEMENT

parties with respect to the subject hereof. Except as herein expressly amended, all of the terms and provisions of the Loan Agreement, and all other documents and agreements between Silicon and Borrower shall continue in full force and effect and the same are hereby ratified and confirmed.

   BORROWER:                           SILICON:

   ONYX SOFTWARE CORPORATION           SILICON VALLEY BANK

   BY  /s/ TERESA KOTWIS               BY /s/ BRIAN BOATMAN
       -----------------                  -----------------
         TREASURER                     TITLE RELATIONSHIP MANAGER

   BY  /s/  PAUL DAUBER
       ----------------
         SECRETARY OR ASS'T SECRETARY

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